                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 8, 2004

                                        /s/ Edward L. Hutton
                                        ------------------------------
                                        Edward L. Hutton

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Charles H. Erhart, Jr.
                                        ---------------------------
                                        Charles H. Erhart, Jr.

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Joel F. Gemunder
                                        -----------------------------------
                                        Joel F. Gemunder

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Patrick P. Grace
                                        ------------------------------------
                                        Patrick P. Grace

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Thomas C. Hutton
                                        ------------------------------------
                                        Thomas C. Hutton

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 4, 2004

                                        /s/ Sandra E. Laney
                                        ------------------------------------
                                        Sandra E. Laney

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 4, 2004

                                        /s/ Timothy S. O'Toole
                                        -------------------------------
                                        Timothy S. O'Toole

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Donald E. Saunders
                                        ---------------------------------
                                        Donald E. Saunders

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ George J. Walsh III
                                        --------------------------------
                                        George J. Walsh III

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 5, 2004

                                        /s/ Frank E. Wood
                                        -----------------------------
                                        Frank E. Wood

                                POWER OF ATTORNEY

                  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 4, 2004

                                                     /s/ Spencer S. Lee
                                                     ---------------------------
                                                     Spencer S. Lee